Exhibit 99.2

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” Investor Presentation June 2020

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” I. Executive Summary 5 II. Branded CPG and Flavors & Ingredients Business Overview 12 III. COVID - 19 Contingency Plan 19 IV. Growth Plan 25 V. Financial Overview 35 VI. Transaction Detail 42 Appendix 47 TABLE OF CONTENTS [ 1 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” DISCLAIMER About this Presentation This presentation (together with any accompanying oral or written communications, this “Presentation”) is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to purchase any securities of Act II Global Acquisition Corp . (“Act II”), MAFCO Worldwide LLC (“MAFCO”) and Merisant Company (together with MAFCO, the “Targets”) or any other person . This Presentation has been prepared to provide interested parties with information in connection with their own evaluation with respect to the proposed business combination of Act II and the Targets, as contemplated in certain definitive transaction documents, and for no other purpose . The information contained herein should not be relied on and does not purport to be all - inclusive . The data contained herein is derived from various internal and external sources . No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modeling or any other information contained herein . All levels, prices and spreads are historical and do not represent current market levels, prices or spreads, some or all of which may have changed since the issuance of this document . Any data on past performance, modeling contained herein is not an indication as to future performance . Targets and Act II assume no obligation to update the information in this Presentation . Neither Targets nor Act II or any of their representatives or affiliates accepts any liability whatsoever for any losses arising from the use of this Presentation or reliance on the information contained herein . Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice . None of Act II, Targets or their respective affiliates or representatives makes any express or implied representation or warranty as to the accuracy or completeness of the information contained in this Presentation in connection with any further evaluation of Act II, Targets, the business combination or a future potential transaction involving the purchase of securities of Act II . Neither this presentation nor anything contained herein shall form the basis for any contractual or other commitment or obligation in relation to the purchase or sale of any securities whatsoever, and the recipient disclaims any such representation or warranty . Use of Projections This Presentation may contain financial forecasts, including with respect to Targets’ estimated net sales, gross profit, gross margin, adjusted EBITDA, free cash flow and CapEx . Neither Targets’ independent auditors nor the independent registered public accounting firm of Act II, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation . These projections should not be relied upon as being necessarily indicative of future results . In this Presentation, certain of the above - mentioned estimated information has been repeated (subject to the qualifications presented herein), for purposes of providing comparisons with historical data . The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information . Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Targets, Act II or the combined company or that actual results will not differ materially from those presented in the prospective financial information . Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved . [ 2 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” DISCLAIMER (CONT’D) Forward - Looking Statements This Presentation includes “forward - looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward - looking statements, such as projected financial information, may be identified by the use of words such as “forecast,” “intend,” “see k,” “target,” “anticipate,” “believe,” “will,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are n ot statements of historical matters. Such forward - looking statements include statements about our beliefs and expectations contained herein. Such forward - looking statements with respect to financia l performance, strategies, prospects and other aspects of the businesses of Targets, Act II or the combined company after completion of the business combination are based on current expec tat ions that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those expressed or implied by such forward - looking stat ements. These factors include, but are not limited to: (1) potential adverse effects of the ongoing global COVID - 19 pandemic; (2) the occurrence of any event, change or other circumstances that cou ld give rise to the termination of the definitive agreement with respect to the business combination; (3) the outcome of any legal proceedings that may be instituted against Act II, the comb ine d company or others following the announcement of the business combination and the definitive agreement with respect thereto; (4) the inability to complete the business combination due to the failure to obtain approval of the shareholders and/or warrant holders of Act II, to obtain financing to complete the business combination or to satisfy conditions to closing in the defini tiv e agreement with respect to the business combination; (5) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regu lat ions or as a condition to obtaining regulatory approval of the business combination; (6) the ability to comply with NASDAQ listing standards following the consummation of the business comb ina tion; (7) the risk that the business combination disrupts current plans and operations of Targets as a result of the announcement and consummation of the business combination; (8) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth prof ita bly, maintain relationships with suppliers, obtain adequate supply of products and retain its management and key employees; (9) costs related to the business combination; (10) changes i n a pplicable laws or regulations; (11) the possibility that Targets or the combined company may be adversely affected by other economic, business, and/or competitive factors; (12) the inability to ac hieve estimates of expenses and profitability; (13) the impact of foreign currency exchange rates and interest rate fluctuations on results; and (14) other risks and uncertainties indicated f rom time to time in the Registration Statement on Form S - 4 of Act II, including those under “Risk Factors” therein, and other documents filed (or furnished) or to be filed (or furnished) with the Se curities and Exchange Commission by Act II. You are cautioned not to place undue reliance upon any forward - looking statements, which speak only as of the date made. Targets and Act II undertake no commitment to update or revise the forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law. Industry and Market Data In this Presentation, Targets and Act II rely on and refer to information and statistics regarding the sectors in which it co mpe tes and other industry data. Targets and Act II obtained this information and statistics from third - party sources, including reports by market research firms. Targets and Act II have supplem ented this information where necessary with information from its own internal estimates, taking into account publicly available information about other industry participants and its manageme nt’ s best view as to information that is not publicly available. Neither Targets nor Act II has independently verified the accuracy or completeness of any such third - party information. Use of Non - GAAP Financial Measures This Presentation includes non - GAAP financial measures which do not conform to SEC Regulation S - X in that it includes financial information (including adjusted EBITDA, PF adjusted EBITDA, free cash flow and CapEx ) not derived in accordance with U.S. GAAP. Accordingly, such information and data will be adjusted and presented differently in Act II’s proxy statement/prospectus to be filed with the SEC to solicit shareholder and warrant holder approval of the proposed transaction. Targets and Act II believe th at the presentation of non - GAAP measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. You should review Targets’ audited and interim finan cia l statements, which are presented in Act II’s proxy statement/prospectus filed with the SEC, and not rely on any single financial measure to evaluate their respective businesses . O ther companies may calculate non - GAAP measures differently, and therefore Targets’ respective non - GAAP measures may not be directly comparable to similarly titled measures of other companies. Not all of the information necessary for a quantitative reconciliation of these forward - looking non - GAAP measures to the most directly comparable financial measures is available withou t unreasonable efforts at this time. Specifically, neither Act II nor Targets provide such quantitative reconciliations due to the inherent difficulty in forecasting and quantifying certain amoun ts that are necessary for such reconciliations, including percentage of sales attributable to innovation and all constant currency metrics. [ 3 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” DISCLAIMER (CONT’D) Preliminary Financial Information The preliminary unaudited selected financial data discussed in this Presentation were derived from the internal books and rec ord s of the Targets and have been prepared by and are the responsibility of the management of the Targets. Independent auditors have not audited, reviewed or performed any procedures wit h respect to the preliminary financial data. Accordingly, no independent auditors express an opinion or any other form of assurance with respect thereto. Accordingly, undue reliance shou ld not be placed on the preliminary estimates set forth herein. The preliminary estimates set forth herein should be read together with “Risk Factors,” “Cautionary Statement Regarding Forward - Look ing Statements,” “Selected Historical Financial Information of Merisant and MAFCO,” “ Merisant and MAFCO Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the Target’s financial s ta tements and related notes included in the proxy statement/prospectus. Such estimates are preliminary and may change. There can be no assurance that the final results will not differ from these es tim ates, including as a result of closing procedures or review adjustments, and any such changes could be material. In addition, these estimates should not be viewed as a substitute for fu ll financial statements prepared in accordance with GAAP. The Target’s preliminary unaudited net sales are not necessarily indicative of similar operating results for any future periods. Fur ther, preliminary unaudited net sales for the month ended April 30, 2020 have been prepared by the Target’s management based only upon information available to them as of the date they were pre par ed. Additional Information and Where to Find It In connection with the proposed business combination and warrant amendment, Act II filed with the Securities and Exchange Com mis sion (the “SEC”) a Registration Statement on Form S - 4 and mailed the definitive proxy statement/prospectus and other relevant documentation to Act II shareholders and Act II warrant h old ers. This Presentation does not contain all the information that should be considered concerning the proposed transaction. It is not intended to form the basis of any investment decision or any other decision with respect to the business combination and the warrant amendment. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securi tie s, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any su ch jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the federal securities laws. Act II shareholders and warrant holders and other interested persons are advised to read the definitive proxy statement/prosp ect us and any amendments and supplements thereto, in connection with Act II’s solicitation of proxies for the extraordinary general meeting of the Act II shareholders and the special meetin g o f Act II’s public warrant holders to be held to approve the proposed transaction and the warrant amendment, because these materials will contain important information about Targets and Act II an d t he proposed transaction and the warrant amendment. The definitive proxy statement/prospectus was mailed to Act II shareholders and warrant holders as of the record date, May 1, 202 0. Shareholders and warrant holders will also be able to obtain a copy of the definitive proxy statement/prospectus, without cha rge , at the SEC’s website at www.sec.gov or by directing a request to Act II at 745 5th Avenue, New York, NY 10105. This Presentation shall not constitute a solicitation of a proxy, consent or au tho rization with respect to any securities or in respect of the business combination. Please call the SEC at 1 - 800 - SEC - 0330 or visit the SEC’s website for further information on its public reference ro om. Participants in the Solicitation Act II, Targets and their respective directors and officers and representatives or affiliates may be deemed to be participant s i n the solicitation of proxies of Act II shareholders in connection with the business combination and warrant holders in connection with the warrant amendment. Act II shareholders and Act II warrant ho lders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Act II in the Registration Statement on Form S - 4 of Act II. In formation regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Act II shareholders in connection with the business combination and to Act II war rant holders in connection with the warrant amendment are set forth in the proxy statement/prospectus for the business combination and warrant amendment. Additional information regarding the inter est s of participants in the solicitation of proxies in connection with the business combination and the warrant amendment are included in the proxy statement/prospectus that Act II filed with th e SEC and other documents furnished or filed with the SEC by Act II. By accepting this Presentation, you acknowledge and agree to all of the above. [ 4 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” I. Executive Summary

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” WHOLE EARTH BRANDS LEADERSHIP TEAM Chairman ▪ More than 30 years of experience in the consumer - facing health and wellness sector ▪ Industry visionary, driver of global Natural and organic industry growth ▪ Significant track record of building shareholder value through M&A, having completed more than 50 acquisitions Irwin D. Simon Albert Manzone ▪ CEO of Flavors Holdings since February 2016 ▪ More than 25 years of strategic and operational experience in consumer products industry ▪ Previously worked at McKinsey & Co. as well as various blue chip companies in food & beverage (PepsiCo, W.M. Wrigley Jr. Company) CEO ▪ President and COO of Mafco; joined company in January 2014 ▪ 15 years of experience in President, COO and CFO roles, strategic planning and restructuring of business operations ▪ Previously worked at MacAndrews & Forbes, Vestar Capital Partners, Bear Stearns and served in the U.S Marines Luke Bailey President of Flavors & Ingredients CFO ▪ 15 years of experience in finance leadership roles ▪ Global Consumer Goods experience in China, Southeast Asia, Latin America and Europe ▪ Previously worked at Multi - National Companies including Reckitt Benckiser, Mead Johnson Nutrition, Abbott Laboratories and E&Y Andy Rusie [ 6 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” SUMMARY ▪ Act II has agreed to acquire Merisant and Mafco at a 6.75x projected 2020 EBITDA ▪ Given Merisant and Mafco’s strong free cash flow and competitive market positions, Whole Earth Brands is expected to provide a platform upon which the management team led by Irwin Simon and Albert Manzone can accelerate growth ▪ Whole Earth Brands’ post - closing portfolio of products is well - suited for “stay - at - home economy” − The impact of COVID - 19 around the world has been devastating, disrupting capital markets and driving an unprecedented, sudden change in consumer behavior − Branded CPG products have demonstrated strong growth in grocery and e - commerce − Flavors & Ingredients end markets include OTC medicines, confection and food and beverage ▪ The existing management team has taken proactive measures to assess and produce a mitigation strategy for COVID - 19, but there is still uncertainty on the exact impact of COVID - 19 ▪ Amended transaction valued at approximately $439 million at closing, as compared to approximately $516 million in the agreement announced in May 2020 − Reflecting, among other items, a reduction in the aggregate consideration to be paid to the sellers [ 7 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” INTRODUCTION TO WHOLE EARTH BRANDS We expect Whole Earth Brands will take a diversified, dual - prong approach to attacking the market opportunity for Natural and sugar - free products BRANDS Branded CPG ( Merisant ) Flavors & Ingredients ( Mafco ) Leading branded sugar replacement and no sugar added / reduced sugar CPG adjacencies (including sugar - free snacks) 100 - yr old trusted natural flavors & ingredients supplier focused on clean label products and innovation Licorice - Based Derivatives Licorice Extracts Whole Earth Brands is expected to be a global platform of branded products and ingredients focused on the consumer transition towards Natural alternatives and clean label products Act II was formed to create an attractive on - trend vehicle in the Consumer Packaged Goods (CPG) space and we believe Whole Earth Brands will enable us to execute this strategy ® ® ® ® ™ [ 8 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” COMPELLING INVESTMENT THESIS Proven Global Platform Innovation and Distribution Growth Consumer Tastes Driven by Health & Wellness  “Platinum” standard systems and global infrastructure drive integration synergies  Global reach serving 100+ countries and long - standing blue - chip customer relationships for sourcing opportunities  Stable free cash flow supports M&A financing  Experienced management team with track record of successful integration  Global secular consumer shift away from sugar provides multi - year tailwinds  Growing demand for clean labels and Natural ingredients, driven by consumers, retailers, and CPG companies  Western consumers shifting to Natural products and consumers in the developing world are adopting “Original” products (e.g., Equal and Canderel )  Large opportunities in plant - based CPG market  Demonstrated ability to introduce new products and drive sales to new consumers in new geographies  New product pipeline across both business units  Leverage existing distribution presence for new products (like Whole Earth, baking solutions, and adjacencies) as well as Original products (like Equal Flavors and Functionals )  Free cash flow available to support new product initiatives Whole Earth Brands will be positioned to realize improved organic growth and act as a platform for M&A Act II and existing management intend to execute on strategies honed at Hain Celestial, PepsiCo, and other successful CPG companies to drive value creation [ 9 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” Source: Company Materials 1. Unlevered Free Cash Flow yield calculated as Unlevered Free Cash Flow divided by TEV. Unlevered Free Cash Flow calculated as PF Adj. EBITDA of $65mm less CapEx of $7.5mm, the midpoint of the projections range, but excluding $2mm of Whole Earth food services chain partnership investment. TEV assumes 39.0mm shares at $1 0 per share and $49mm of net debt. Cash includes an estimated $2.5mm of interest earned in the Act II trust account at closing, net of $2.5mm allocated cash to satisfy the redemptions up to the minimum cash condition 2. 2020E PF Adj. EBITDA of $65mm is the midpoint of the projections range. TEV assumes 39.0mm shares at $10 per share and $49mm of net debt. Cash includes an estimated $2.5mm of interest earned in the Act II trust account at closing, net of $2.5mm allocated cash to satisfy the redemptions up to the minimum cash condition 3. 2020E Net Sales of $280mm is the midpoint of the projections range. CapEx of $7.5mm, the midpoint of the projections range, but excluding $2mm of Whole Earth services chain partnership investment 4. 2020E Net Sales of $280mm is the midpoint of the projections range. 2020E PF Adj. EBITDA of $65mm is the midpoint of the projections range KEY FINANCIAL METRICS AND GLOBAL PROFILE [ 10 ] ~23% ~13% 6.75x ~3% 2020E UNLEVERED FCF YIELD 1 TEV / 2020E PF ADJ. EBITDA 2 2020E CAPEX / REVENUE 3 2020E PF ADJ. EBITDA MARGIN 4 Whole Earth Brands footprint Whole Earth Brands has a global reach with recognized brands and an attractive financial profile

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” OVERVIEW OF WHOLE EARTH BRANDS PRODUCT PORTFOLIO Products Sweeteners Adjacencies Ingredients Brands Common Uses Focus for the Future Sugar - substitutes and Natural sweeteners Natural, no sugar added / reduced sugar CPG foods (e.g., jams, chocolates, granola, bars, wafers) Coffee, tea, baking Flavor house masking solutions, tobacco, confection, various CPG Licorice extracts, licorice derivatives used for masking flavors and as a moistening agent Geographic expansion, sugar laden categories Natural plant - based sweeteners, baking sugar replacement, flavors, key international markets applications, new products, monetizing advantaged cost base Snacking, breakfast, confection x Anti - sugar / no sugar added x Rising obesity / weight - loss x Keto x Plant - based Strong Fit With Health Trends x Natural: Stevia, Monk Fruit, Erythritol , Xylitol, Allulose x Clean label products x Guilt - free cravings ® ® ® ® ® ® ® ® ™ ™ ® [ 11 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” II. Branded CPG and Flavors & Ingredients Business Overview

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” Global leader in sugar - free tabletop sweetener category which is rapidly evolving into new high quality, competitive product lines Leading global manufacturer of Natural 1 licorice extract and licorice derivative products Sweeteners – Natural & Functional Benefits BRANDED CPG AND FLAVORS & INGREDIENTS AT A GLANCE Source: Company Materials, AC Nielsen, Management Estimates 1. Recognized as “Natural” in largest markets such as U.S. Branded CPG Flavors & Ingredients Leading Player in Licorice Extracts and Derivatives #1 / #2 Rank in Sugar - Free Sweeteners Across Key Global Markets Adjacencies in sugar - laden categories (e.g., chocolates, jams, cereals, beverages) 100+ year old trusted supplier with valuable relationships in the CPG industry Diversified portfolio driven by consumer preferences for Natural, plant - based, non - sugar products Extracts: used in confection and tobacco products Derivatives: used as a functional ingredient in end markets including CPG / OTC Pharma (flavor masking) and Personal Care (moistening) ® ® ® ® ™ [ 13 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” GLOBAL INFRASTRUCTURE IN PLACE TO ACCELERATE GROWTH Source: Company Materials ▪ Operates six manufacturing facilities and collaborates with 20 co - manufacturers across the globe ▪ Strong and scalable distribution chain utilizing third party logistics companies and distributors for trucking and warehousing ▪ Servicing 100+ countries ▪ Capabilities across sweetener ingredient types ▪ Unique supply chain at point of origin for licorice ▪ Expertise to deliver specific tastes for local markets ▪ No customer represents >~8% of total net sales ▪ Potential to penetrate new large and growing markets to address the effects of a “western diet” Expansive global presence creates a unique platform opportunity (versus regionally - focused businesses) Manufacturing facilities Co - manufacturing facilities Whole Earth Brands footprint [ 14 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” POSITIVE MACRO TRENDS SUPPORT GROWTH ▪ CPG market is large and growing, driven by demand for taste solutions in response to increased innovation in packaged food ▪ Growing exposure to beauty and personal care markets, a highly attractive category with substantial growth ▪ Large presence in North America, while there are strong growth opportunities in developing countries 39% 61% 2019A $378 $518 $436 $590 United States Western Europe $86 $94 $104 $110 United States Western Europe 2019 Net Sales By Industry 2017A Packaged Food ($ in bn , ’17 - ’22E CAGR) 2022E Beauty and Personal Care ($ in bn , ’17 - ’22E CAGR) Net Sales Geographic Mix North America Rest of World A B C 2017A 2022E 2017A 2022E 2017A 2022E Source: Company Materials, AC Nielsen, Management Estimates 1. Consumer - Packaged Goods include all Branded CPG ( Merisant ) net sales plus net sales of Flavors & Ingredients products to CPG, OTC and confections end markets. $272 Consumer Packaged Goods 1 74% Tobacco 18% Beauty & Personal Care 8% [ 15 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” 3.2% 2013A – 2018A Natural and Original Sugar Substitutes Are Relevant Across the World Given Obesity and Diabetes Epidemic $366 $382 $402 $426 $455 $489 2016A 2017A 2018E 2019E 2020E 2021E STRONG GLOBAL TAILWINDS SUPPORTING GROWTH OF LEADING BRANDS Source: Company Materials, Management Estimates, Euromonitor , Industry Research, LMC International 1. Data per Technavio “Global Sweetener Market 2017 – 2021” report published 9/28/2017; Stevia used in all end markets, including tabletop, food, bev erage and pharmaceuticals 2. Data per LMC International 3. AC Nielsen retail data for 2018 4. UK data from 2018 Dig Insights study. U.S. and France data from 2015 Ipsos Reports. Australia data from 2018 Colmar Brunton report. South Africa data from TNS report Branded CPG: Highly Recognized and Defensible Portfolio of Leading Brands Demand For Original in the Developing World 2 UK France Australia South Africa U.S. Rank 3 #1 #1 #1 #1 #4 Brand Awareness 4 8 1% 9 4% 8 0% 9 5% 90% 87% Leading Brand Portfolio Positioned to Benefit from Future Growth Global Stevia Sugar - Free Original Sweetener Volume CAGR in Developing World ($ in millions) Flavors & Ingredients: Preferred Supplier for a Global, Blue Chip Customer Base Continued Shift to Natural in Developed World 1 Net Sales ( $mm ) ~ $ 1 06 $ 5 – 20 Ma rk e t Pr ese n c e G lobal R eg i ona l K e y End M arkets All manufactured licorice products Indi v idual produ c ts Produ c t Offering All licorice products E x tra c ts & deri v at i v es sepa r a t e ly Produ c t A pplications / D e v e l o p me nt Full L i m it e d Others ® ® ® ® ® ® [ 16 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” LONG - STANDING RELATIONSHIPS WITH CUSTOMERS AND EXPOSURE TO GROWING END MARKETS Continue to Grow in Core Accounts… ▪ Several top 10 customers have purchased licorice products for 50+ years ▪ Strong customer relationships driven by: − Ability to maintain industry leading supply security and availability − Manufacturing capacity and ability to consistently meet individual customer’s flavor, chemical and physical requirements Key North American Customers …And Continue to Increase Accounts with Exposure to High Growth Categories Tobacco > 20+ years > 20+ years > 10 years Food & Beverage > 15 years > 10 years Company Length of Relationship Consumer Packaged Goods Over - The - Counter Beauty & Personal Care Source: Company Materials ( Mucinex ) (Flintstones) ( Phosphogliv ) Sells to: [ 17 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” GLOBAL PLATFORM IN PLACE TO DRIVE GROWTH Global Platform to Support Growth Strong Industry Tailwinds and Innovation Platform Acquisition Capabilities Combined With Sponsor Track Record Experienced Operating Team Global Footprint, Distribution, Manufacturing and Sourcing Network [ 18 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” III. COVID - 19 Contingency Plan

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” The existing management team has worked to understand the potential impact of COVID - 19 on the business and is proactively managing the company to mitigate the impact while positioning Whole Earth Brands as a platform for growth 15 COVID - 19 CONTINGENCY PLANNING OBJECTIVE IS TO MANAGE THE CRISIS WHILE BUILDING THE FUTURE Assessment Employee Safety Consumers & Customers Supply Chain Branded CPG Flavors & Ingredients ▪ Three - level contingency planning framework to drive actions based on how the situation evolves ▪ Key focus is on business continuity, cash flow management, cost reduction (T&E cuts, hiring freeze, marketing freeze and repurposing to e - commerce and digital, etc.) and securing inventory to meet demand for extended periods of time under various potential scenarios ▪ Creation of plan ahead for “New Normal” including acceleration of e - commerce and digital marketing, revisiting channel strategy and customer segmentation , revising assortment and pricing, continuing to build a resilient supply chain, deﬁning the next level of productivity and staying abreast of regulatory changes ▪ Employee safety remains Whole Earth Brands’ top priority ▪ Enacted travel suspension and remote working plan for all employees, excluding plants and mission critical activities ▪ Employee temperature screening, social distancing protocols and increased cleaning at all manufacturing facilities ▪ Anticipated channel mix impact with growth in retail and e - commerce and softness in the foodservice channel, which represents 16% of Branded CPG 1 ▪ Anticipated assortment changes with growth in baking in addition to beverages ▪ Raw & Packaging Materials – no material issue to - date with additional supply sources activated and inventory build - up ▪ Manufacturing – internal and external plants operating at normal output levels with increased production in April & May to address increased demand and inventory buffer ▪ Logistics – no issue to - date ▪ Customers continue taking orders and replenishing under existing contracts ▪ Strong growth in Magnasweet in March/April driven by favorable end markets ▪ Inventory on balance sheet sufficient to support business for significant period of time ▪ All facilities currently operating using finished goods inventory as part of contingency planning [ 20 ] 1. Represents percentage of Branded CPG 2019 net sales derived from foodservice channel

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05”  Consumers are becoming more willing to order food & groceries online, leading to an acceleration in usage and adoption — 54% of online grocery shoppers report that COVID - 19 is leading them to permanently boost their willingness to buy groceries online 5  COVID - 19 has removed many of the perception barriers and frictions of ordering food products online, meaning consumers will be more willing to continue this behavior  “Replenishment - oriented” categories like plant - based sweetener will be “winners” in the post - COVID world 70.8% 68.4% 12.9% (15.2)% (21.0)% 38.7% 36.3% 12.0% 6.1% 0.3 % Baking Mixes Baking Staples Coffee Cereal and Granola Bars Trail Mix L4 Weeks L13 Weeks  27% of consumers are making coffee at home more often than before the crisis, and 2/3 say that behavior will continue even when restrictions end 2 — Consumers may choose to continue making coffee at home to save money and avoid long lines, partly driven by easier access to high - quality coffee in grocery stores  Sales growth in baking - related products has accelerated in recent weeks with Flour, Baking Mixes, and Baking Needs reaching 143% , 126% , and 115% YoY growth, respectively, the week of 4/25 3 — Consumers are expected to spend more time in - home post - COVID, creating additional at - home eating opportunities, which is expected to drive demand for baking FAVORABLE COVID - 19 DRIVEN CONSUMER BEHAVIOR SHIFTS SUPPORT LONG - TERM GROWTH Source: Company Materials, Nielsen, Catalina, Wall Street Research 1. Based on US xAOC incl. convenience Nielsen data week ended 04/18/2020 2. Based on IRi findings referenced in KDP earnings call 3. Based on Catalina data week ended 04/25/2020 4. Based on Wall Street research survey, report as of 4/17/2020 5. Based on Wall Street research survey, report as of 4/6/2020 Whole Earth Brands is Exposed to Attractive Categories Experiencing Strong COVID - 19 Related Growth… COVID - 19 is Causing an Acceleration in Grocery Shift to E - commerce… …Positive Tailwinds in These Categories Expected to Stay Post - COVID - 19 …With the Trend Likely to Continue as the Economy Reopens Amazon Purchase Categories (% of Respondents Who Purchased Last 30 Days) 4 Category Growth | % YoY Sales Growth 1 27% 27% 23% 23% 17% 34% 30% 28% 16% 23% Apparel Media Electronics & Appliances Food & Bev Toys / Hobby Mar. '20 Jul. '19 to Feb '20 (Avg.) (0.8)x +1.4 x (0.9)x (0.8)x (0.7)x [ 21 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” 2019 2020 2019 2020 Merisant Merisant NORTH AMERICA AND FRANCE RETAIL CATEGORY GROWING DOUBLE DIGIT WITH BRANDED CPG AT THE FOREFRONT OF THE GROWTH AND GAINING SHARE Latest 4 weeks +23.1% Latest 4 weeks +3.8% +5.1% +12.4% Latest 4 weeks +30.1% +13.5% +72.2% +21.1% Latest 4 weeks +9.8% +6.9% +17.9% +11.3% Source: US Nielsen All Channels week ending 4/25/20; France Nielsen week ending 4/18/20 – Grocery Total Sweetener Category YTD April Total Sweetener Category YTD April Branded CPG YTD Branded CPG YTD 2019 2020 2019 2020 [ 22 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” Key launches planned for H1 2020 BRANDED CPG INNOVATION REMAINS POISED FOR SUCCESS DUE TO COVID - 19 CONTINGENCY PLAN Adjusting all innovations to fit the new normal Health ▪ Whole Earth Infusion - Immunity ▪ Canderel – Immunity Baking ▪ Baking under Original brands (Canderel / Equal) – 1:1; No sugar baking blend; cooking chocolate ▪ Baking under Natural brands (Whole Earth / Pure Via) – 1:1; Bake - like - sugar ingredients; Brown; Confectionary sugar Affordable Natural ▪ Pure Via North America new formats – jar, pouch ▪ Double down on Erythritol Western Europe / Asia - Pacific – Organic; Canister; Sticks; Brown ▪ Sustainable packaging focused only on key Natural SKU – doypack Local sourcing ▪ Sourced / Made in the USA E - commerce: ▪ New Geographies ▪ New platforms ▪ 2 & 4 pound bags Xylitol / Monk Fruit / Baker’s Secret Rest of World Baking Functional Benefit Natural Adjacencies Baking Health Local / Natural E - Commerce Affordability a key focus factor which is applied across all platforms [ 23 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” 1. Wells Fargo analyst John Baumgartner 2. Supermarket News 3. NBC 4. Rite Aid 5. RBC Analyst Nik Modi FLAVORS AND INGREDIENTS DURING COVID - 19 F&I Segments ▪ Consumer staple products have proven resilient in previous times of economic uncertainty ▪ MAFCO’s end markets include consumer packaged goods (CPG) companies, over the counter (OTC) pharmaceutical products and domestic tobacco products Food & Beverage ▪ Analysts have indicated food & beverage consumer staples have the potential to weather the impact of the coronavirus better than the overall market 1 ▪ Benefits include increased grocery spending from consumption and pantry loading ▪ Kroger identified 30% increase in same store sales for March 2  Indicates an initial surge in demand that “stays higher than usual” as shoppers adjust to new dining and travel restrictions OTC Pharma ▪ OTC categories such as cough, flu and vitamin branded products will all benefit from the Coronavirus ▪ OTC pharma is also experiencing an increase in demand  Branded OTC products have sold out and experienced shortages 3 ▪ Pharmacy and drug store chains such as Rite Aid are experiencing a surge in e - commerce  Rite aid said online sales have peaked to 10 times normal demand levels 4 Tobacco ▪ Tobacco demand has remained the same during the coronavirus situation ▪ Analysts have indicated consumers are buying the same amount of tobacco products 5 [ 24 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” V. Growth Plan

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” MULTIPLE LEVERS TO DRIVE FUTURE GROWTH AND VALUE ▪ Support continued growth in developing economies and entrance into new geographies 3 ▪ Continue to drive product innovation (Whole Earth, Pure Via, baking) and select product extensions (e.g., jams, chocolate, granola, etc.) 1 ▪ Grow North America through Natural, innovation, and distribution 2 ▪ Supplement organic growth with targeted tuck - in M&A 4 Source: Company Materials [ 26 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” CONTINUE TO DRIVE PRODUCT INNOVATION AND SELECT PRODUCT EXTENSIONS Innovation is a Key Driver of Sales 15% 17% 17% 85% 83% 83% 2018 2019 2020 Potential Areas of Future Innovation Core Innovation Whole Earth and Pure Via Equal and Canderel Snacks and CPG Adjacencies Jams Chocolates Seasonals, Equal “Zero” 3 Functionals (Vitamin C / Caffeine) Confection / Sweets Natural Creamers Forms (Liquid) Representative Products Brand 1 CBD 4 Source: Company materials, Nielsen – Moving Annual Total 2019 1. Primarily in EMEA, excluding Western Europe 2. Based on Nielsen US Food channel YTD through 12/26/19 3. 2020 planned product launch 4. Represents CBD opportunities that comply with all applicable laws ▪ Under the Canderel brand, total adjacencies net sales grew from $1.7mm in 2017 to $4.7mm in 2019 ▪ Under the Canderel brand, Sugarly was launched in 2016 and grew to over $2mm net sales by 2019, driven by Western Europe distribution Recent Launch of Sugarly Recent Launches Driven by Distribution and Execution Erythritol Baking / Allulose 3 Innovation for Large Baking Opportunity ▪ Opportunity to capture the 40% of US consumers who use sugar weekly for baking and cooking ▪ Bags of Natural sweeteners (for baking) is growing 11.6% YTD 2 in the market, significantly faster than Natural sugar substitutes overall (5.7% 2 ) ▪ Category validated by a number of small companies with limited brand recognition ▪ Whole Earth offerings, including Erythritol (Sept.’19), Allulose (1H’20), Monk Fruit (1H’20), positions the company to capitalize on this trend − Erythritol category growing > 100% 2 [ 27 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” 1.9% 67.0% $213.9 $227.3 $254.3 $266.5 09 / 2016 09 / 2017 09 / 2018 09 / 2019 WHOLE EARTH IS WELL POSITIONED TO DRIVE INNOVATION AND GROW DISTRIBUTION IN FAST - GROWING NATURAL SWEETENER SEGMENT Whole Earth Brand Strategy ▪ Natural sweetener (mostly Stevia) is a growing category ▪ Starbucks launch partnership has helped increase brand exposure ▪ Whole Earth is winning in the US grocery channel with only 22% ACV distribution in multi - channel (“xAOC”) 2  Sizable revenue gains reflect improving velocity / turns ▪ Large opportunity to drive growth  xAOC ACV: 22% 2 ( vs. 75% for Stevia and 69% for Aspartame)  New channels: prove brand at Grocery; then Mass and Club expected to follow  E - commerce platform satisfying demand until distribution improves ▪ Growth supported by cost - effective marketing and promotional spend to drive awareness, trial and “buzz”  Paid social and increased online presence  Influencer, brand integrations, sponsored events (ex. keto meet ups) ▪ Target audiences include: sugar - adverse, millennials, keto, health - focused / “better for you”, “no sugar added” ▪ Long runway of growth opportunities in SKU count and penetration within large retailers, grocers and club stores (e.g. only 1 SKU currently in Walmart; penetration at Costco is only ~15%) Source: Company Materials, Nielsen 1. U.S. Food sales growth over past 13 weeks as of 12/26/19 2. Nielsen xAOC as of 12/31/2019 3. Nielsen data as of 10/2/2019 4. North America Whole Earth Net Sales US Stevia Market is Growing 3 Whole Earth is The Fastest Growing Brand At Grocery Stores Large Opportunity For US Sales Gains Whole Earth Growth as it Gains Scale 4 ($ in millions) ($ in millions) (Market leader) Grocery store sales growth over past 13 weeks 1 1 $266.5 $70.0 Stevia at Grocery Stevia at Coffee Houses 2020E net sales of $16mm Currently 22% ACV distribution 2 ® ® $5.1 $9.2 2018 2019 [ 28 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” 0.6% (0.8)% 4.0% 8.8% L52 Weeks L26 Weeks L13 Weeks L4 Weeks Merisant Cargill Heartland Cumberland 9.8% 0.0% 1.0% (3.3)% 9.9% (2.5)% 1.5% (7.5)% 10.6% (1.3)% 0.2% (7.8)% 25.2% 1.7% (0.7)% (9.2)% GROW NORTH AMERICA THROUGH INNOVATION IN NATURAL AND ORIGINAL SWEETENERS 2 Source: Company Materials 1. Based on US Food channel Nielsen data week ended 10/26/2019 2. 2020 product launch 3. Based on US Food channel Nielsen data week ended 11/23/2019 L52 Weeks L26 Weeks L13 Weeks L4 Weeks Whole Earth Growth | % YoY Sales Growth 1 Equal Innovation | % YoY Sales Growth 3 Brand Comparison | % YoY Sales Growth 1 North American Branded CPG growth driven by… 60.7% 70.1% 64.7% 99.1% L52 Weeks L26 Weeks L13 Weeks L4 Weeks Reflects new innovation launches Outperforming competition at Grocery 2 2 2 [ 29 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” GROW NORTH AMERICA THROUGH ADDITIONAL DISTRIBUTION Large Remaining Opportunity 2  Act II partnership benefits — Natural channel contacts & relationships — Increased brand support and reinvestment to drive retailer and consumer engagement — Relationships with club stores and super regional grocers  Large remaining food service opportunity — Ability to deliver full suite of Original sweeteners (all colors) — Consumer demands for Natural alternatives — Low penetration of Stevia / Natural  Continued penetration of retail includes new usage opportunities like baking / cooking Source: Company Materials, Nielsen 1. Velocity based on YTD xAOC channel for week ended 10/26/2019 and sales based on YTD U.S. Food channel for week ended 10/26/20 19 2. Percentages represent year - over - year gross sales gains E - Commerce +286% 2019 vs 2018 growth 2 ~100% targeted 2020 growth 2 Mass  New and carryover distribution for Equal PLUS SKUs  Whole Earth Erythritol  Incremental Whole Earth SKUs Whole Earth Innovation SKUs Innovation – Equal Increased Distribution and Food Service Key Near - Term Sales Drivers Initiatives expected to account for 10+% sales growth in 2020 Drugstore ® Whole Earth Expansion in Grocery +38% YTD Velocity 1 +63% 2019 YTD sales 1 Warehouse Club ® Canada Food Service Discount Allulose Baking Blends Monk Fruit Equal Plus (Vitamins, Caffeine) Equal flavors, including French Vanilla and Salted Caramel, and seasonal Equal pink & Natural liquid Stevia Whole Earth Turmeric Collagen MCT Oil Baking Platform Infusions (Packets) [ 30 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” Mass, Large and Regional Grocery + Key Distributors Club Stores Broadline Distributors & Food Service Operators International Markets Opportunity to Increase Share Whitespace Opportunity Act II and Irwin Simon have strong relationships across many new channels and customers Customer Type Source: Company Materials Note: The organizations identified above are for illustrative purposes only. No definitive agreements have been reached Potential with large organic grocers Whitespace in regional and super - regional grocers Additional club stores Opportunity with distributors and food service India China Middle East Canada Thailand ACT II TEAM BRINGS A LARGE BREADTH OF NEW RELATIONSHIPS TO HELP FUEL GLOBAL EXPANSION 2 [ 31 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” SUPPORT CONTINUED GROWTH IN DEVELOPING ECONOMIES AND ENTRANCE INTO NEW GEOGRAPHIES 3 Case Study: Successful Entry in APAC Case Study: Expansion of Natural in Existing Markets ▪ Building distribution (at 70% with 92% acceptance 1 ) of upgraded SKUs, including new unique portable mini cubes and Organic Agave under Pure Via ▪ Achieved distribution at Sainsbury, Tesco, Waitrose, and other key retailers ▪ Recently won Starbucks distribution across EAME region (1,716 stores) ▪ Secured distribution in core retailers Woolworth and Metcash ▪ 92% acceptance 1 $15 $15 $17 $18 2016A 2017A 2018A 2019A ($ in mm) Source: Company Materials Note: Reflects Merisant net sales 1. Acceptance refers to the percent of existing distribution that has accepted the upgraded SKUs 2. Figures reported on a constant currency basis 2017: Launched into Australia with distribution at Woolworths (45% SOM) 2018: Launched into NZ with full distribution 2019: Whole Earth is Australia’s fastest growing sweetener brand 2019 2017 2018 2019: Launches into Philippines 2018: Pure Via l aunched into Thailand (driving TH Merisant consumption +24%) Net Sales Growth in Key Geographies 2 $17 $16 $18 $16 APAC LATAM +5% ® ® ® ® ® China and India remain underpenetrated markets, with potential growth not contemplated in current projections APAC Net Sales 2018A 2019A [ 32 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” SUPPLEMENT ORGANIC GROWTH WITH TARGETED TUCK - IN M&A ▪ Management and Act II maintain a robust list of potentially actionable acquisition opportunities across end markets to build scale, strengthen position, and enter new markets globally ▪ Management and Act II have significant experience in executing and integrating M&A transactions and view targeted tuck - in M&A as a core part of Whole Earth’s value creation strategy Illustrative Potential Acquisition Targets Name Country Sector Approx. Annual Revenue Target 1 United States Branded Food / CPG $40mm Target 2 United States Branded Food / CPG $100mm Target 3 Argentina Branded Food / CPG $15mm Target 4 Italy Branded Food / CPG $20mm Target 5 United Kingdom Branded Food / CPG $17mm Target 6 China Licorice Derivatives $ 25mm Target 7 China Licorice Derivatives $ 20mm Target 8 Japan Functional Ingredients $ 20mm 15 Source: Company Materials Note: Tuck in M&A is excluded from current financial projections provided herein [ 33 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” 2019E Net Sales Product / Category Innovation North America Distribution Growth Growth in Other Geographies 2021E Potential Net Sales Opportunity Tuck In M&A Opportunities Additional Geographic & Distribution Expansion JV and M&A Opportunities in New Verticals Net Sales Opportunity ~$1bn+ $272 1 2 3 5 6 ADDITIONAL UPSIDE OPPORTUNITIES OUTSIDE OF CORE OPERATING MODEL Source: Company Materials Base Case Net Sales Opportunity Longer - Term Opportunities 4 Near - term Organic Net Sales Opportunity 2019 Net Sales Mid Single Digit Organic Growth Accelerated Growth from Platform Capabilities and Act II Team Relationships [ 34 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” VI. Financial Overview

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” ▪ The Whole Earth Brands portfolio of products is well suited for a Stay - at - Home Economy  Branded CPG product lines have limited foodservice channel exposure (10% of Whole Earth Brands 1 ) and are seeing strong growth in the grocery and e - Commerce channels  Flavors & Ingredients’ end markets include OTC medicines, confection, and food with positive trends COVID RESPONSE PLAN WITH GROWTH DRIVERS REMAINING INTACT Operational Highlights Since COVID - 19 Confinement ▪ Branded CPG monthly net sales were up 21% in April from the prior year period ▪ Distribution gains across grocery, mass, club and drugstores aided by new, innovative products Organi c Growth Drivers Remain Intact ▪ Expansion of Natural sweetener business across geographies, notably North America ▪ Distribution gains across mass and club aided by new, innovative products ▪ Focus on Original sweetener in developing countries ▪ Flavors & Ingredients continues to invest in the derivatives segment by hiring key commercial leaders in Europe, US and Asia, and extending a key customer contract for 10 years to drive stability M&A Opportunities Abound ▪ Management and Act II maintain a robust list of potentially actionable acquisition targets and the post - COVID - 19 environment is expected to generate additional opportunities at attractive terms  Worldwide presence facilitates a global view of new opportunities and quick action Resilient Business Model ▪ 75% variable cost structure ▪ Asset - light business model with Capex equal to ~1.5% of net sales [ 36 ] 1. Represents percentage of Whole Earth Brands 2019 net sales derived from foodservice channel RM1 RM2

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” $41.5 $40.2 $12.8 $15.5 2019 2020 2019 2020 $16.6 $14.4 2019 2020 $28.8 $25.8 $8.0 $7.4 2019 2020 2019 2020 YEAR - TO - DATE 2020 UPDATE ▪ Retail and e - commerce growth gained momentum in the second half of March and continued into April ▪ Branded CPG share growth in North America and Europe due to strong retail and e - commerce sales offset by foodservice softness and shipment timing − Foodservice channel sales account for only 16% of Branded CPG 1 ▪ Branded CPG grew +21% in April due to strong category growth and share gains in key markets ▪ Q1 2020 F&I sales performed in line with expectations, reflecting the known loss of certain customers − Excluding Int’l Tobacco, revenue up 1% in Q1 year - over - year Net Sales PF Adj. EBITDA Net Sales Commentary Q1 Source: Company Projections 1. Represents percentage of Branded CPG 2019 net sales derived from foodservice channel Q1 Preliminary April Branded CPG Total Whole Earth Brands Ex. Int’l Tobacco, revenue would have declined 1.7% Ex. Int’l Tobacco, revenue would have grown 19.0% Flavors & Ingredients Ex. Int’l Tobacco, revenue would have grown 0.9% Ex. Int’l Tobacco, revenue would have grown 14.3% $70.3 $66.0 $20.8 $22.9 2019 2020 2019 2020 (3.2%) (13.1%) Total Whole Earth Brands +1.8% at constant currency and ex. customers inability to receive goods in March due to Covid - 19 EBITDA Commentary ▪ PF Adj. EBITDA fell in Q1 due primarily to certain one - time items and lower international tobacco sales [ 37 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” 2020E Projections Long - Term Algorithm Net Sales $270mm – $290mm ▪ Low - to - mid single - digit organic growth through the cycle − Driven by distribution gains, geographic expansion, and continued innovation − Accelerated by tuck - in acquisitions PF Adj. EBITDA $63mm – $67mm ▪ Margins of ~23 - 25% − Operational leverage from existing footprint and SG&A platform ▪ M id single - digit growth − Accelerated by accretive and synergistic tuck - in acquisitions $ 7 mm – $ 8 mm ▪ ~ 1.5 % of net sales − Asset - light business model CapEx 1 2020 PROJECTIONS REFLECT COVID - 19 MARKET CONDITIONS Source: Company Materials 1. Total CapEx excluding $2mm of Whole Earth food services chain partnership investment Potential post - closing acquisitions are not included in the projections [ 38 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” % of 2019 Net Sales Growth Drivers And Commentary North America Sweeteners 22% ▪ North America grew 3% in 2019 ▪ Forecast reflects continued growth in Whole Earth due to shift to Natural  Whole Earth net sales grew from $0 to almost $10M in 2 years and has hit critical mass  Whole Earth retail sales grew 227% in 2019 ▪ Whole Earth and Natural products account for ~66% of forecasted growth ▪ Launched in Q4 2019 and launching in 2020 and beyond ▪ 2019 net sales split between Natural and Original is approximately 33% / 67% Western Europe Sweeteners 20% ▪ Leading brands in both Original and Natural enables retention of customers switching from Original to Natural sweeteners (both Canderel and Pure Via brands)  Continued double - digit growth of Pure Via, as well as single digit growth in Canderel ▪ Strong trends in sell - out data at retail for Pure Via 1  France: +4% | UK: +13% | W. Europe 2 : +6% ▪ Well positioned to benefit from category expansion as household sweetener penetration increases due to the transition away from sugar ▪ Growth contribution from new product innovation (baking and functionals ) ▪ 2019 net sales split between Natural and Original is approximately 32% / 68% Rest of World 17% ▪ ~6% average volume growth over the last 3 years is expected to continue ▪ Macro tailwinds remain strong as diabetes and obesity rates rise in developing nations and local consumers are seeking low - cost sugar alternatives ▪ Household sweetener penetration is expanding the category in these countries due to the transition away from sugar ▪ Accelerating brand building, innovation and marketplace execution in geographies where Equal and Canderel are considered premier brands ▪ Only a nominal contribution from India and China is included in the projections Branded Adjacencies 2% ▪ 276% growth in 2019 to $4.7mm of net sales ▪ High overlap between sweetener users and sugar - free consumers ▪ Expanding the number of adjacencies from chocolate and jams to include granola, cereal bars, and wafers (Canderel, Equal, Whole Earth, Pure Via branded) starting in 3Q’19  Launches in countries where Branded CPG has high market share and brand awareness  Efforts underway to expand into UK, Belgium, Ireland, Australia/NZ, Argentina, and SE Asia BRANDED CPG IS DELIVERING RESULTS ACROSS ALL GEOGRAPHIES AND ADJACENCIES Source: Company Materials 1. Based on Nielsen YTD November 2019 2. France + UK represents ~75% of Branded CPG net sales in W. Europe [ 39 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” % of 2019 Net Sales End Market Outlook Growth Drivers And Commentary Extracts + European confection + Global smokeless = US Confection = US Tobacco − International traditional Smoking ▪ Domestic extracts profits protected by 10 year contract with largest customer  Contractual price adjustments can offset volume loss  Domestic represents ~55% of Traditional Smoking ▪ Smokeless tobacco volumes continue to show positive trends ▪ Select international traditional smoking tobacco (~53% of traditional smoking) expected to shift away from extract use in 2020  Transition could take longer  Remainder of volumes remain unchanged ▪ Opportunity to grow through low cost sourcing advantage not fully reflected in projections Derivatives + Packaged food + Consumer health OTC + Beauty and personal care ▪ Magnasweet volume trends remain positive ▪ Large flavoring market opportunity upside is not reflected in the forecast  Renewed focus on R&D with a robust pipeline of projects  Hiring sales people from flavor - houses  Increasing presence at key industry conventions and events ▪ Continued positive trends in derivatives volumes servicing APAC additives market  Supported with R&D efforts ▪ Opportunity to grow in derivatives through cost advantage via M&A which is not captured in projections FLAVORS & INGREDIENTS IS DELIVERING RESULTS ACROSS ITS DIVERSIFIED PRODUCT MIX WITH INCREASING FOCUS ON GROWTH OF DERIVATIVE PRODUCTS Source: Company Materials Note: Pure Derivatives targets the Beauty & Personal Care end market 24% 15% Confection 23 % Smokeless 21 % Traditional Smoking 56 % Pure Derivatives 50 % Magnasweet 50% [ 40 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” ▪ Net leverage of ~0.8x 1 at close ▪ Balance sheet set up with flexibility to pursue synergistic, growth - enhancing M&A ▪ Long - term leverage target < 3.0x ▪ Flexibility to increase leverage for M&A; free cash flow to be used to delever back to < 3.0x within a reasonable period of time post - M&A ▪ Priority for capital allocation will be towards M&A and deleveraging post - M&A REVISED CAPITAL ALLOCATION STRATEGY Source: Company Materials 1. PF Adj. EBITDA of $65mm is the midpoint of the projections range; Reflects $75mm PIPE and Warrant Amendment cost of $11.25mm (based on $0.75 per warrant); Cash includes an estimated $2.5mm of interest earned in the Act II trust account at closing, net of $2.5mm allocated cash to satisfy the redemptions up to the minimum cash co ndition [ 41 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” VII. Transaction Detail

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” Sources & Uses Source: Company Materials Note: Pro Forma share count includes 30.0mm ACTT Class A shares, 1.5mm ACTT Founder shares and 7.5mm shares issued to potential PIPE investors; Pro Forma share count excludes 7.5mm Public warrants (after Warrant Agreement amendment) with strike price of $11.50 / share, 2.632 mm Private Placement warrants with strike price of $11.50 / share, and 3.0mm sponsor shares which vest at $20.00 / share; projections exclude financial impact of potential future acquisitions; 2020 includes $1.75mm of assumed incremental public co mpa ny costs 1. Cash includes an estimated $2.5mm of interest earned in the Act II trust account at closing, net of $2.5mm allocated cash to sat isfy the redemptions up to the minimum cash condition 2. Reflects proceeds of $75mm from PIPE 3. Committed financing from Toronto - Dominion Bank, New York Branch comprised of Term Loan A and a $50mm revolving credit facility 4. Metric represents mathematical midpoint of provided projections for 2020 REVISED TRANSACTION OVERVIEW Pro Forma Valuation ($ in mm) Pro Forma Equity Ownership % 76.9% Act II Public Shareholders 3.8% Act II Sponsor 19.2% PIPE Investors 4 [ 43 ] Sources SPAC Cash-in-Trust 1 $303 Private Placement 2 75 New Net Debt 3 49 Total $426 Uses M&F Cash Consideration / Debt Payoff $388 Warrant Agreement Amendment Cost 11 Estimated Transaction Fees & Expenses 28 Total $426 PF Shares Outstanding (mm) 39.0 Illustrative Act II Share Price $10.00 Equity Value $390 Plus: Net Debt 49 Enterprise Value $439 Valuation Multiples Metric Multiple 2020E PF Adj. EBITDA $65 6.75x

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” OPERATING METRICS BENCHMARKING 2019A - 2021E Revenue 1 CAGR 2019A - 2021E EBITDA 2,3 CAGR 2020E FCF 4 Margin Source: Company Materials; Capital IQ as of 6/12/2020; Utz Brands financials taken from Utz Brands June 2020 Investor Presentation Notes: Projections exclude financial impact of potential future acquisitions; 2020 and 2021 include $1.75mm of assumed increment al public company costs. Simply Good Foods is pro forma for recent acquisitions. 1. Whole Earth Brands 2021E revenue growth assumed at 5%; 2020E revenue of $280mm, the midpoint of the projected range 2. Whole Earth Brands 2021E EBITDA assumed to be based off same EBITDA margin as 2020E, using 2021E sales as noted in Footnote # 1 3. Whole Earth Brands 2020E PF Adj. EBITDA of $65mm, the midpoint of the projections range, adjusted for certain non - cash and one - t ime items, as well as pro forma effects of restructuring programs ending in 2021 4. Whole Earth Brands Unlevered Free Cash Flow margin calculated as PF Adj. EBITDA of $65mm less CapEx of $7.5mm, the midpoint of the projections range, but excluding $2mm of Whole Earth food services chain partnership investment 2020E EBITDA 3 Margin Whole Earth Brands expects to deliver upper tier financial results relative to peers… Median: 2.4% Median: 1.9% Median: 4.0% Median: 3.4% Median: 20.0% Median: 15.7% Median: 17.7% Median: 10.7% [ 44 ] Ingredients F&B CPG 3.9% 3.5% 12.1% 4.7% 2.7% 2.1% 1.3% 0.9% 7.2% 3.0% 2.2% 1.6% (0.9%) (3.6%) Whole Earth Brands Utz Brands Bellring Brands Simply Good Foods B&G Foods Post Holdings McCormick & Company Smuckers Symrise Darling Ingredients Kerry Group International Flavors & Fragrances Ingredion Tate & Lyle 4.4% 11.5% 11.6% 5.3% 4.8% 3.2% 2.0% 1.4% 20.4% 9.9% 4.1% 2.6% 2.4% (4.5%) Whole Earth Brands Utz Brands Simply Good Foods Post Holdings Bellring Brands B&G Foods McCormick & Company Smuckers Darling Ingredients Symrise Kerry Group International Flavors & Fragrances Ingredion Tate & Lyle 23.2% 13.6% 22.0% 21.1% 20.4% 19.6% 18.2% 18.1% 21.3% 21.0% 16.4% 15.0% 14.9% 14.5% Whole Earth Brands Utz Brands Smuckers McCormick & Company Post Holdings Bellring Brands Simply Good Foods B&G Foods International Flavors & Fragrances Symrise Tate & Lyle Darling Ingredients Ingredion Kerry Group 20.5% 10.7% 19.3% 18.2% 17.8% 17.6% 16.4% 15.8% 17.2% 15.8% 11.1% 10.3% 9.9% 7.6% Whole Earth Brands Utz Brands Bellring Brands Smuckers Simply Good Foods McCormick & Company Post Holdings B&G Foods International Flavors & Fragrances Symrise Tate & Lyle Kerry Group Ingredion Darling Ingredients

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” 7.6x 20.0x 28.2x 15.9x 13.5x 13.2x 12.1x 11.4x 29.2x 25.1x 21.3x 20.0x 12.5x 11.6x Whole Earth Brands Utz Brands McCormick & Company Bellring Brands Simply Good Foods Post Holdings Smuckers B&G Foods Kerry Group Symrise Darling Ingredients International Flavors & Fragrances Ingredion Tate & Lyle Ingredients VALUATION METRICS BENCHMARKING TEV / 2020E FCF 2,3 TEV / 2020E EBITDA 1,2 Source: Company Materials; Capital IQ as of 6/12/2020 Notes: Projections exclude financial impact of potential future acquisitions; 2020 includes $1.75mm of annualized assumed public company costs 1. Whole Earth Brands multiple based on PF Adj. EBITDA of $65mm, the midpoint of the projections range, adjusted for certain non - ca sh and one - time items, as well as pro forma effects of restructuring programs ending in 2021 2. Cash includes an estimated $2.5mm of interest earned in the Act II trust account at closing, net of $2.5mm allocated cash to sat isfy the redemptions up to the minimum cash condition 3. Unlevered Free Cash Flow calculated as PF Adj. EBITDA of $65mm less CapEx of $7.5mm, the midpoint of the projections range, but excluding $2mm of Whole Earth food services chain partnership investmen t 4. Utz Brands TEV calculated based on Net Debt of $409mm based on 12/31/19 balance; Equity Value calculated based on CCH share price o f $13.99 as of 6/12/2020; total shares of 121.7mm shares includes 115.1mm shares of pro forma Class A common stock, plus 3.9mm shares underlying 21.867mm warrants with strike price at $11.50 (as suming treasury stock method), 1mm sponsor performance shares which vest at $12.50 and 1.75mm seller performance shares which vest at $12.50 (share count excludes seller and sponsor performance sh ares which vest at $15.00 per share); Financials taken from Utz Brands June 2020 Investor Presentation; assumes 2020E Adj. EBITDA of $124mm and 2020E CapEx of $18.3mm (excludes $10mm of New ERP Implementation costs) F&B CPG Median: 11.9x Median: 13.5x Median: 13.4x Median: 20.6x [ 45 ] 4 4 6.8x 17.0x 23.6x 15.6x 13.2x 10.6x 10.0x 9.9x 20.6x 18.9x 16.2x 10.8x 8.3x 7.8x Whole Earth Brands Utz Brands McCormick & Company Bellring Brands Simply Good Foods Post Holdings Smuckers B&G Foods Kerry Group Symrise International Flavors & Fragrances Darling Ingredients Ingredion Tate & Lyle …While the Whole Earth Brands’ transaction is taking place at a meaningful discount to key peers

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” RECONCILIATION OF HISTORICAL PRO FORMA ADJUSTED EBITDA Source: Company Materials Note: LTIP / other retention incentives will be removed upon acquisition by Act II 1. Represents adjustments to reflect benefits of Flavors & Ingredients facility restructuring and supply chain optimization The Targets have gone through a substantial transformation and EBITDA adjustments are expected to decline going forward ▪ Foreign exchange and other expenses, net  Other income on the Income Statement, which is mainly unrealized (gains)/losses from currency fluctuation ▪ Restructuring, including severance and related expenses  2019: Majority is severance and related costs for Merisant personnel changes and implementing cost savings initiatives at Mafco  2018: Majority is severance for Merisant personnel changes and implementing cost savings initiatives at Mafco  2017: Majority is Merisant severance and costs of Illinois facility closure, and implementing cost savings initiatives at Mafco ▪ Legal settlement costs  Mostly one - time costs of Merisant legal reorganization, and settlement costs with former employees ▪ Inventory and other charges  2019: Includes non - cash adjustments for non - recurring charges pertaining to prior periods and small one - time items  2018: Non - cash adjustments for deferred rent purchase accounting  2017: Includes a Mafco inventory charge related to cost savings initiatives, remainder are non - cash adjusted for deferred rent purchase accounting, and small one - time items ▪ Brand introduction costs  Whole Earth sampling program at Starbucks ▪ Non - cash pension costs  Non - cash expense related to pension plan ▪ Long - term incentive plan (“LTIP”)  LTIP will be paid out in equity on a go - forward basis  Reflects non - cash compensation ▪ Restructuring adjustments  2019: Reflects negative overhead absorption, plant inefficiencies, and plant labor inefficiencies due to footprint optimization project at Mafco  2018: Negative overhead absorption and plant efficiency at Mafco due to cost savings initiatives  2017: Plant labor inefficiency at Mafco due to cost savings initiative 1 2 4 5 7 8 6 3 1 2 4 5 7 8 6 3 MANAGEMENT ADJUSTMENTS FY 2017 FY 2018 FY 2019 ($ mm) Combined Combined Combined Net Income $25.1 $20.9 $30.9 Income taxes (10.2) 5.3 (2.5) Depreciation and amortization 14.5 14.7 13.7 EBITDA $29.4 $40.9 $42.1 Management adjustments: F/X and other expenses, net 4.9 (0.5) 0.3 Restructuring, including severance and related expenses 9.5 8.3 2.8 Legal settlement costs 0.4 2.3 2.5 Inventory and other charges 2.1 0.5 2.2 Brand introduction costs 3.3 2.8 3.5 Non-cash pension costs 1.9 1.9 2.4 Reflects change in long term incentive plan (0.0) 1.0 1.2 ADJUSTED EBITDA 51.6 57.2 57.0 Restructuring adjustments 0.9 5.8 5.6 PRO FORMA ADJUSTED EBITDA $52.5 $63.0 $62.6 [ 46 ]

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5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” INTRODUCTION TO ANDY RUSIE, APPOINTED CFO OF WHOLE EARTH BRANDS AS OF DECEMBER 2019 ▪ Experienced, global CFO with public, CPG company qualifications including: — Expat leadership experiences in China, Southeast Asia, Latin America, and Europe — Extensive Mergers & Acquisitions experience from large deals ($17B) to small, tuck - in deals — SEC Reporting experience having worked for three Fortune 500 companies and Ernst & Young — Led investor relations function ▪ Current Board Member of the American Chamber of Commerce South China ▪ Previously worked in a variety of senior finance and strategy roles in Multi - National companies including Reckitt Benckiser, Mead Johnson Nutrition, Abbott Laboratories, Bristol - Myers Squibb and Ernst & Young (CPA) ▪ MBA from Indiana University – Kelley School of Business and BS in Accounting from Miami University Andy Rusie CFO Background Vision ▪ Lead a best - in - class Finance and IT department that will enable our ambition to be a $1B public company ▪ Current focus is on public company readiness, enhancing business support to drive growth & margins, and evaluating M&A opportunities  Drive robust FP&A processes  Establishing public company reporting capabilities  Hired a Big 4 firm to assist in the public company readiness process Source: Company Materials [ 48 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” Source: The Hain Celestial Group, Inc. public company filings, Mergermarket 1. Represents CBD opportunities that comply with all applicable laws ACT II TEAM VALUE CREATION AT HAIN CELESTIAL Platform Acquisitions ▪ Demonstrated track record of capturing first - mover advantage: Personal Care, Natural/Organic, Health and Wellness as well as CBD 1 ▪ Disruptive first - mover in Natural and “better - for - you” food categories ▪ Disciplined growth via accretive M&A ▪ Leveraged distribution whitespace to drive consumer expansion ▪ Focus on free cash flow and synergy realization ▪ Shareholder - aligned team, delivering returns Selected Bolt - On Extensions (50+) 1998 2000 1999 2004 - 2007 Execution Track Record ($mm) Sales Operating FCF (Margin %) 2010 2013 2010 2014 Examples of Value Creation $58 $2,853 ($2) $154 1995 2017 1995 2017 (3.4%) 5.4% [ 49 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” HISTORICAL FINANCIALS ($ mm) 2017A 2018A 2019A Branded CPG Net Sales $168.1 $173.8 $165.9 Flavors & Ingredients Net Sales 119.9 117.2 106.3 Total Net Sales $288.0 $291.0 $272.2 Less: COGS ($167.5) ($167.9) ($163.6) Total Gross Profit $120.5 $123.1 $108.6 Less: SG&A ($76.6) ($74.0) ($65.1) Less: Public Company Costs 0.0 0.0 0.0 Less: Amortization of Intangibles (11.1) (11.1) (10.7) Less: Restructuring and Other Charges (14.0) (10.2) (2.9) Total EBIT $18.8 $27.7 $29.8 Memo: Branded CPG EBIT ($3.8) $8.3 $10.4 Flavors & Ingredients EBIT 22.6 19.4 19.4 Plus: Depreciation $3.4 $3.6 $3.0 Plus: Amortization of Intangibles 11.1 11.1 10.7 Less: Other Expenses, net (3.9) (1.5) (1.4) EBITDA 29.4 40.9 42.1 Adjustments to Sales 1 ($0.3) ($1.4) $0.4 Adjustments to COGS 2 8.5 9.1 6.8 Adjustments to SG&A 3 3.1 2.0 4.0 Restructuring Adjustments 4 7.2 3.7 1.3 FX Gain / (Loss) and Other Expenses, net 5 3.7 1.9 1.2 Long Term Incentive Plan (0.0) 1.0 1.2 Adjusted EBITDA $51.6 $57.2 $57.0 Pro Forma Adjustments to COGS 6 $0.9 $4.0 $5.1 Pro Forma Adjustments to SG&A 6 0.0 1.8 0.6 Pro Forma Adjusted EBITDA $52.5 $63.0 $62.6 Memo: Total Capex 7 $6.4 $6.9 $7.6 Note: Figures derived from the audited financial statements 1. Includes Brand Introduction Costs 2. Includes FX and Other Expenses, Restructuring, Inventory and other Charges, Brand Introduction and Non-Cash Pension costs 3. Includes FX and Other Expenses, Restructuring, Legal, Inventory and other Charges, Brand Introduction and Non-Cash Pension costs 4. Includes Restructuring, Legal, Inventory and Other Charges 5. Includes FX and Other Expenses, net that are not included in Operating Income 6. Includes restructuring adjustments 7. Includes Brand Introduction Costs [ 50 ]